                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  11
     Financial Highlights........................  12
     Notes to Financial Statements...............  15
     Report of Independent Accountants...........  22

    LTMF ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.
                                                          Continued on page two

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm.The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.


Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................    9.96%    9.09%    9.10%
One-year total return/2/.............................    6.38%    6.08%    8.10%
Five-year average annual total return/2/.............    4.48%      N/A      N/A
Life-of-Fund average annual total return/2/..........    5.72%    3.41%    3.54%
Commencement Date.................................... 06/16/86 11/05/91 05/10/93

DISTRIBUTION RATE AND YIELD
Distribution Rate/3/.................................    5.14%    4.54%    4.54%
SEC Yield/4/.........................................    4.41%    3.75%    3.75%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not in-clude payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or con-tingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution Rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund 1 to 2 year U.S. Government Index over time. As a broad-based, unmanaged statis-tical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Simi-larly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Limited Maturity Government Fund vs. Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index* (June 1986 through December 1995).


                             [GRAPH APPEARS HERE]

Fund's Total Return
   1 Year Avg. Annual = 6.38%
   3 Year Avg. Annual = 3.21%
   5 Year Avg. Annual = 4.48%
Inception Avg. Annual = 5.72%

                         VKAC Limited Maturity       Lehman Bros.
Measurement Period       Government Fund             Mutual Fund 1 to 2
------------------       ---------------------       ------------------
Aug. 1986                $ 9,678                     $10,000
Dec. 1986                $10,211                     $10,154
Dec. 1987                $10,100                     $10,757
Dec. 1988                $10,619                     $11,435
Dec. 1989                $12,077                     $12,581
Dec. 1990                $13,221                     $13,785
Dec. 1991                $14,514                     $15,281
Dec. 1992                $14,972                     $16,200
Dec. 1993                $15,444                     $16,998
Dec. 1994                $15,468                     $17,235
Dec. 1995                $17,008                     $18,921

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (3.25% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Lehman Brothers Mutual Fund 1 to 2 year U.S. Government Index was not in existence until September 30, 1986.

                          PORTFOLIO MANAGEMENT REVIEW

         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital Limited Maturity Government Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Ted V. Mundy, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments, Van Kampen American Capital Asset Management Inc. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

 Q   WHAT WERE SOME OF THE KEY EVENTS AND MARKET CONDITIONS THAT AFFECTED THE
    FUND'S PERFORMANCE THIS PAST YEAR?

 A The bond market began experiencing an abrupt turnaround in terms of in-vestor expectations late in 1994, which ultimately set the stage for strong performance in the fixed-income sector during 1995.
  The early part of 1995 was dominated by concerns that interest rates could go higher, especially after the Federal Reserve Board initiated what would turn out to be the last in a series of increases in short-term interest rates in February. Many investors saw this as a continuation of a trend by the Fed, a belief that was reinforced by strong gross domestic product growth in the fourth quarter of 1994 and the resulting fear of increased inflation. Never-theless, the market was discounting much of the potential bad news and a shift in the market environment was beginning. As a result, bond prices, which hit lows in November 1994, began to trend cautiously higher.
  Later in the first quarter as the economy showed signs of slowing, and the inflation rate remained low, the market began to rally. When the economic data continued to indicate a slowdown in economic growth and inflation, more and more investors came to the conclusion that the Fed would not need to boost in-terest rates (the Fed uses the federal funds rate as a means to influence the rate of economic growth and inflation).
  As these conditions persisted, investor sentiment came full circle, and ex-pectations of slow economic growth and lower interest rates drove the markets sharply higher in the second quarter (bond prices move in the opposite direc-tion of interest rates) and the markets trended upward for the remainder of the year.
  As it turns out, the Fed lowered the fed funds rate in July 1995 and again in December, further fueling the rally. Over the course of the year, the yield on the 2-year Treasury dropped by more than two-and-one-half percentage points, while the fed funds rate fell by one-half percent to 5.50 percent.

 Q   IN TERMS OF PERFORMANCE, HOW DID THE FUND RESPOND TO THESE CONDITIONS?

 A Reflecting higher market interest rates early in the year, the Fund's dividend was raised three times during 1995, from $.050 per share to
$.055 per share (Class A shares), which resulted in a distribution rate of
5.14 percent. Class A shares achieved a competitive total return at net asset value of 9.96 percent/1/ for the twelve-month period ended December 31, 1995. Over the course of the year, the Fund's net asset value increased to $12.41 per share (as of December 31, 1995) from $11.90 per share at the beginning of 1995.
  To put this performance in perspective, the total return of the Lehman Brothers Mutual Fund 1 to 2 year Government Index was 9.78 percent through the twelve months of 1995. The Index is a broad-based, unmanaged index that re-flects the general performance of U.S. Govern-ment securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance results.)

 Q   WHAT WERE SOME OF THE ADJUSTMENTS YOU MADE TO THE PORTFOLIO DURING THE
     YEAR?

 A We believed that the Fed would ease its monetary policy and interest rates would trend lower. Throughout 1995 and into 1996, we have steered the portfolio with this in mind, emphasizing securities which should benefit most from a falling interest rate environment. This strategy helped boost perfor-mance throughout the past fiscal year.
  For example, we reduced our holdings in adjustable rate mortgage securities
(ARMs) in favor of U.S. Treasury securities. The duration of the portfolio (a measure of its sensitivity to changes in interest rates) remained relatively high for a fund of this type, at about 2.6 years as of December 31, 1995, up from 2.1 years at the beginning of 1995.
  Van Kampen American Capital Adjustable Rate U.S. Government Fund was merged into Van Kampen American Capital Limited Maturity Government Fund earlier this year. The merger of the two Funds went smoothly and our management philosophy has not changed. We continue to analyze markets carefully and move the portfo-lio by incremental steps toward the positioning we feel is most effective. We do not make big bets or abrupt swings in direction; instead, we take a mea-sured, conservative approach in seeking to achieve the Fund's stated objec-tives.

[PIE CHART PORTFOLIO HOLDINGS BY SECTOR AS OF DECEMBER 31, 1995 APPEARS HERE]

                     U.S. Treasury Notes        7%
                     CMO                       40%
                     Asset Backed Securities   12%
                     Fixed Rate                12%
                     ARM                       24%
                     Other                      5%

 Q   WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET IN THE MONTHS AHEAD?

 A The outlook for the fixed-income market in 1996 is generally positive, but we don't expect the market to match its 1995 performance. Inflation seems to be under control, the numbers suggest that low to moderate growth is ahead for the economy, and the market has been anticipating a federal budget resolu-tion and further easing by the Fed. All of these factors should have a positive impact on fixed-income securities in the near term. The fundamentals are con-structive, and we feel the portfolio is well positioned for what looks to be a favorable climate for fixed-income investing.

/s/ Robert C. Peck, Jr.      /s/ Ted V. Mundy
Robert C. Peck, Jr.          Ted V. Mundy
Executive Vice President     Portfolio Manager
Fixed Income Investments
                                             Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon              Maturity Market Value
-------------------------------------------------------------------------------
         ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES** 24.4%
 *$2,928 Federal Home Loan Mortgage
         Corp., Pool...............   5.875%              08/01/25 $ 2,990,461
     684 Federal Home Loan Mortgage
         Corp., Pool...............   7.375               07/01/14     688,207
      37 Federal Home Loan Mortgage
         Corp., Pool...............   7.638               03/01/18      37,676
   1,043 Federal Home Loan Mortgage
         Corp., Pool...............   7.642               10/01/23   1,066,762
      26 Federal Home Loan Mortgage
         Corp., Pool...............   7.948               07/01/22      26,919
     191 Federal Home Loan Mortgage
         Corp., Pool...............   9.093               02/01/18     195,317
  *1,817 Federal National Mortgage
         Association, Pool.........   5.945               10/01/25   1,853,839
  *1,471 Federal National Mortgage
         Association, Pool.........   6.136               10/01/25   1,509,111
  *1,497 Federal National Mortgage
         Association, Pool.........   6.370               02/01/21   1,498,637
     835 Federal National Mortgage
         Association, Pool.........   7.349               02/01/15     853,159
  *1,472 Federal National Mortgage
         Association, Pool.........   7.620               03/01/19   1,509,638
     789 Federal National Mortgage
         Association, Pool.........   7.664               03/01/19     811,760
  *3,282 Federal National Mortgage
         Association, Pool.........   7.738               09/01/19   3,356,020
  *1,325 Federal National Mortgage
         Association, Pool.........   7.771               10/01/23   1,350,518
     291 Federal National Mortgage
         Association, Pool.........   7.892               10/01/19     295,994
  *1,957 Government National
         Mortgage Association,
         Pools.....................   6.000   10/20/25 to 11/20/25   1,975,618
                                                                   -----------
         TOTAL ADJUSTABLE RATE
         MORTGAGE-BACKED SECURITIES
         (Cost $20,083,142)........                                 20,019,636
                                                                   -----------
         COLLATERALIZED MORTGAGE OBLIGATIONS 39.6%
   3,232 Federal Home Loan Mortgage
         Corp......................   6.500               04/15/20   3,231,707
   1,809 Federal Home Loan Mortgage
         Corp......................   6.800               02/15/16   1,812,425
   3,136 Federal National Mortgage
         Association (PAC).........   5.500               03/25/03   3,112,480
   5,000 Federal National Mortgage
         Association (PAC).........   5.650               02/25/14   4,981,250
  *8,403 Federal National Mortgage
         Association (PAC).........   5.750               07/25/07   8,396,110
     723 Federal National Mortgage
         Association...............   6.264               02/25/16     721,914
     700 Federal National Mortgage
         Association...............   6.294               03/25/22     698,071
   5,000 Federal National Mortgage
         Association...............   6.544               06/25/18   5,015,650
   2,142 Federal National Mortgage
         Association...............   6.544               02/25/21   2,151,982
     433 Federal National Mortgage
         Association...............   6.750               08/25/20     434,502
   1,849 Sears Mortgage Securities.   7.045               05/25/21   1,854,464
                                                                   -----------
         TOTAL COLLATERALIZED
         MORTGAGE OBLIGATIONS
         (Cost $32,176,024)........                                 32,410,555
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon              Maturity Market Value
-------------------------------------------------------------------------------
         FIXED-RATE MORTGAGE-BACKED SECURITIES 11.9%
 *$5,518 Federal Home Loan Mortgage
         Corp., Pools..............    8.000% 10/01/24 to 05/01/25 $ 5,714,805
     754 Federal National Mortgage
         Association, Pools........    9.500  07/01/11 to 08/01/21     803,079
     730 Federal National Mortgage
         Association, Pool.........   10.000              05/01/21     801,882
     183 Government National
         Mortgage Association,
         Pools.....................    8.500  06/15/16 to 01/15/17     191,842
     455 Government National
         Mortgage Association,
         Pools.....................    9.500  03/15/16 to 01/15/19     487,572
     751 Government National
         Mortgage Association,
         Pools.....................   10.000  03/15/16 to 04/15/19     825,199
     452 Government National
         Mortgage Association,
         Pools.....................   10.500  05/15/13 to 02/15/18     499,022
     376 Government National
         Mortgage Association,
         Pool......................   11.000              11/15/18     420,795
                                                                   -----------
         TOTAL FIXED-RATE MORTGAGE-
         BACKED SECURITIES
         (Cost $9,308,782).........                                  9,744,196
                                                                   -----------
         ASSET BACKED
         SECURITIES 12.2%
         First USA Credit Card
   3,000 Master Trust..............    6.170              04/15/03   3,000,930
         First USA Credit Card
   3,000 Master Trust..............    6.240              10/15/04   3,002,820
   4,000 ITT Master Trust..........    6.013              02/15/01   4,005,000
                                                                   -----------
         TOTAL ASSET BACKED
         SECURITIES
         (Cost $10,008,750)........                                 10,008,750
                                                                   -----------
         UNITED STATES TREASURY OBLIGATIONS 6.7%
 * 2,000 Treasury Notes............    7.250              05/15/04   2,221,260
 * 3,000 Treasury Notes............    8.875              02/15/99   3,306,090
                                                                   -----------
           TOTAL UNITED STATES
           TREASURY OBLIGATIONS
           (Cost $5,129,219).......                                  5,527,350
                                                                   -----------
         REPURCHASE AGREEMENT 5.8%
 * 4,725 SBC Capital Markets, Inc.,
         dated 12/29/95
         (Collateralized by U.S.
         Government obligations in
         a pooled cash
         account) repurchase
         proceeds $4,728,071
         (Cost $4,725,000).........    5.850              01/02/96   4,725,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $81,430,917) 100.6%....................    82,435,487
 OTHER ASSETS AND LIABILITIES, NET (0.6%).......................      (495,576)
                                                                   -----------
 NET ASSETS 100%................................................   $81,939,911
                                                                   -----------

*Securities with a market value of approximately $40.5 million were placed as collateral for forward commitments and futures contracts (see Note 1B). **Coupon rate as of December 31, 1995.
PAC-Planned Amortization Class

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investments at market value (Cost $81,430,917)....................  $82,435,487
Cash..............................................................        3,383
Interest receivable...............................................      910,369
Unrealized appreciation on forward purchase commitments...........      149,733
Receivable from broker--variation margin..........................       26,171
Receivable for Fund shares sold...................................        9,112
Other assets......................................................       22,972
                                                                    -----------
 TOTAL ASSETS.....................................................   83,557,227
                                                                    -----------

LIABILITIES
Payable for Fund shares purchased.................................      634,636
Payable for investments purchased.................................      467,093
Dividends payable.................................................      114,124
Accrued business combination expenses.............................      104,000
Due to Distributor................................................       82,793
Due to shareholder service agent..................................       30,571
Due to Adviser....................................................       22,541
Deferred Trustees' compensation...................................       19,494
Accrued expenses and other liabilities............................      142,064
                                                                    -----------
 TOTAL LIABILITIES................................................    1,617,316
                                                                    -----------
NET ASSETS, equivalent to $12.41 per share for Class A shares,
 $12.43 per share
 for Class B shares, and $12.42 per share for Class C shares......  $81,939,911
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 3,660,190 Class A,
 2,437,194 Class B, and
 499,523 Class C shares outstanding...............................  $    65,969
Capital surplus...................................................   94,352,381
Accumulated net realized loss on securities.......................  (13,958,838)
Net unrealized appreciation of securities
 Investments......................................................    1,004,570
 Forward purchase commitments.....................................      149,733
 Futures contracts................................................      159,306
Undistributed net investment income...............................      166,790
                                                                    -----------
NET ASSETS........................................................  $81,939,911
                                                                    -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $4,729,295
                                                                     ----------
EXPENSES
Management fees....................................................     342,251
Shareholder service agent's fees and expenses......................     163,088
Accounting services................................................      65,703
Service fees--Class A..............................................     101,758
Distribution and service fees--Class B.............................     200,377
Distribution and service fees--Class C.............................      57,744
Trustees' fees and expenses........................................      11,795
Audit fees.........................................................      35,704
Custodian fees.....................................................       8,615
Legal fees.........................................................       7,463
Reports to shareholders............................................      63,696
Registration and filing fees.......................................      59,395
Business combination (see Note 7)..................................     104,000
Miscellaneous......................................................       5,984
Management fee waiver (see Note 2).................................     (29,693)
                                                                     ----------
 Total expenses....................................................   1,197,880
                                                                     ----------
NET INVESTMENT INCOME..............................................   3,531,415
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments.......................................................     171,828
 Forward commitments...............................................     195,685
 Futures contracts.................................................      72,350
Net unrealized appreciation of securities during the period
 Investments.......................................................   1,910,800
 Forward commitments...............................................     162,243
 Futures contracts.................................................     159,306
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   2,672,212
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $6,203,627
                                                                     ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended December 31
                                                    --------------------------
                                                            1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $ 65,433,019  $ 98,293,251
                                                    ------------  ------------
OPERATIONS
 Net investment income............................     3,531,415     3,768,774
 Net realized gain (loss) on securities...........       439,863    (2,511,545)
 Net unrealized appreciation (depreciation) of se-
  curities during the period......................     2,232,349    (1,405,244)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
  operations......................................     6,203,627      (148,015)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME
 Class A..........................................    (2,270,538)   (2,394,001)
 Class B..........................................      (908,376)     (806,734)
 Class C..........................................      (262,703)     (276,067)
                                                    ------------  ------------
                                                      (3,441,617)   (3,476,802)
                                                    ------------  ------------
NET EQUALIZATION DEBITS...........................           --       (169,962)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A..........................................    14,091,234    19,201,023
 Class B..........................................     2,863,289     4,104,254
 Class C..........................................     2,277,094     5,694,179
                                                    ------------  ------------
                                                      19,231,617    28,999,456
                                                    ------------  ------------
 Value received for shares in business combination
  (see Note 7)
 Class A..........................................     5,290,296           --
 Class B..........................................    17,508,065           --
 Class C..........................................     2,214,491           --
                                                    ------------  ------------
                                                      25,012,852           --
                                                    ------------  ------------
 Proceeds from shares issued for distributions re-
  invested
 Class A..........................................     1,606,024     1,576,391
 Class B..........................................       590,069       547,208
 Class C..........................................       145,534       122,460
                                                    ------------  ------------
                                                       2,341,627     2,246,059
                                                    ------------  ------------
 Cost of shares redeemed
 Class A..........................................   (18,508,603)  (41,385,868)
 Class B..........................................    (9,824,995)  (12,217,467)
 Class C..........................................    (4,507,616)   (6,707,633)
                                                    ------------  ------------
                                                     (32,841,214)  (60,310,968)
                                                    ------------  ------------
Increase (decrease) in net assets resulting from
capital transactions..............................    13,744,882   (29,065,453)
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS.................    16,506,892   (32,860,232)
                                                    ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $166,790 and $49,506,
 respectively)....................................  $ 81,939,911  $ 65,433,019
                                                    ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                               Class A
                                ------------------------------------------------
                                      Year Ended December 31
                                -------------------------------------------
                                  1995    1994    1993         1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of
period........................  $11.90  $12.42  $12.63       $12.99  $12.85
                                ------  ------  ------       ------  ------
INCOME FROM OPERATIONS
 Investment income............     .85     .62     .64          .93    1.15
 Expenses.....................    (.19)   (.14)   (.11)        (.14)   (.17)
 Expense waiver(/2/)..........     .01     .02     .01         .025    .025
                                ------  ------  ------       ------  ------
Net investment income.........     .67     .50     .54         .815   1.005
Net realized and unrealized
 gain (loss) on securities....   .4888  (.4817) (.1485)(/1/)  (.417)   .206
                                ------  ------  ------       ------  ------
Total from investment
operations....................  1.1588   .0183   .3915         .398   1.211
                                ------  ------  ------       ------  ------
DISTRIBUTIONS FROM NET
INVESTMENT INCOME.............  (.6488) (.5383) (.6015)       (.758) (1.071)
                                ------  ------  ------       ------  ------
Net asset value, end of
period........................  $12.41  $11.90  $12.42       $12.63  $12.99
                                ------  ------  ------       ------  ------
TOTAL RETURN (/3/)............    9.96%    .16%   3.15%(/1/)   3.15%   9.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)....................   $45.4   $41.2   $64.3       $103.7   $95.8
Average net assets (millions).   $42.6   $54.3   $85.7       $112.7   $47.5
Ratios to average net
assets(/2/)
 Expenses.....................    1.45%   1.15%   1.03%         .91%   1.16%
 Expenses, without waiver.....    1.50%   1.31%   1.15%        1.12%   1.36%
 Net investment income........    5.47%   4.75%   5.49%        6.36%   7.96%
 Net investment income,
 without waiver...............    5.42%   4.58%   5.37%        6.15%   7.66%
Portfolio turnover rate.......     187%    161%    102%         254%    293%

(1) Net of reimbursement--see Note 2.
(2) See Note 2.
(3) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                             Class B
                          ------------------------------------------------------
                                                                     November 5,
                                                                       1991(/2/)
                               Year Ended December 31                    through
                          ----------------------------------------  December 31,
                          1995(/3/)     1994     1993         1992     1991(/3/)
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value,
 beginning of period....     $11.91  $ 12.43  $ 12.64       $12.99        $12.99
                             ------  -------  -------       ------        ------
INCOME FROM OPERATIONS
 Investment income......        .84      .62      .67         .935           .12
 Expenses...............       (.28)    (.22)    (.20)        (.24)         (.03)
 Expense waiver(/5/)....        .01      .02      .01          .03           .02
                             ------  -------  -------       ------        ------
Net investment income...        .57      .42      .48         .725           .11
Net realized and
 unrealized gain (loss)
 on securities..........      .5028   (.4977)  (.1845)(/1/)  (.413)         .036
                             ------  -------  -------       ------        ------
Total from investment
 operations.............     1.0728   (.0777)   .2955         .312          .146
                             ------  -------  -------       ------        ------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME......     (.5528)  (.4423)  (.5055)       (.662)        (.146)
                             ------  -------  -------       ------        ------
Net asset value, end of
 period.................     $12.43  $ 11.91  $ 12.43       $12.64        $12.99
                             ------  -------  -------       ------        ------
TOTAL RETURN(/4/).......       9.09%   (.62%)    2.37%(/1/)   2.46%         1.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (millions)......      $30.3    $18.4    $26.9        $38.4          $9.4
Average net assets
 (millions).............      $20.0    $22.2    $33.3        $32.3          $4.1
Ratios to average net
 assets
 (annualized)(/5/)
 Expenses...............       2.24%    1.91%    1.79%        1.60%          .59%
 Expenses, without
  waiver................       2.29%    2.08%    1.91%        1.81%         1.84%
 Net investment income..       4.63%    3.99%    4.70%        5.44%         5.73%
 Net investment income,
  without waiver........       4.59%    3.82%    4.58%        5.23%         4.48%
Portfolio turnover rate.        187%     161%     102%         254%          293%

(1) Net of reimbursement--see Note 2.
(2) Commencement of offering of sales.
(3) Based on average shares outstanding.
(4) Total return for a period of less than one full year is not annualized. Total return does not consider the effect of sales charges.
(5) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class C
                                         ---------------------------------
                                                                   May 10,
                                            Year Ended           1993(/2/)
                                            December 31            through
                                         ------------------   December 31,
                                         1995(/3/)     1994      1993(/3/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...    $ 11.90  $ 12.41        $ 12.60
                                           -------  -------        -------
INCOME FROM OPERATIONS
 Investment income.....................        .84      .67            .44
 Expenses..............................       (.28)    (.24)          (.14)
 Expense waiver(/5/)...................        .01      .02            .02
                                           -------  -------        -------
Net investment income..................        .57      .45            .32
Net realized and unrealized gain (loss)
 on securities.........................      .5028   (.5177)        (.1914)(/1/)
                                           -------  -------        -------
Total from investment operations.......     1.0728   (.0677)         .1286
                                           -------  -------        -------
DISTRIBUTIONS FROM NET INVESTMENT
 INCOME................................     (.5528)  (.4423)        (.3186)
                                           -------  -------        -------
Net asset value, end of period.........    $ 12.42  $ 11.90        $ 12.41
                                           -------  -------        -------
TOTAL RETURN(/4/)......................       9.10%    (.55%)         1.03%(/1/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...       $6.2     $5.8           $7.1
Average net assets (millions)..........       $5.8     $7.6           $4.0
Ratios to average net assets
 (annualized)(/5/)
 Expenses..............................       2.23%    1.90%          1.47%
 Expenses, without waiver..............       2.27%    2.07%          1.64%
 Net investment income.................       4.71%    3.98%          3.79%
 Net investment income, without waiver.       4.67%    3.81%          3.62%
Portfolio turnover rate................        187%     161%           102%

(1) Net of reimbursement--see Note 2.
(2) Commencement of offering of sales.
(3) Based on average shares outstanding.
(4) Total return for a period of less than one full year is not annualized. Total return does not consider the effect of sales charges.
(5) See Note 2.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Limited Maturity Government Fund (the "Fund", for-merly American Capital Federal Mortgage Trust) is registered under the Invest-ment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks a high current return and relative safety of capital.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-U.S. Agency and Government obligations and related forward commitments are valued at the last reported bid price. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at a fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations, until the remaining days to maturity becomes less than 61 days. From such time, until maturity, such investments are valued at amortized cost.

B. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the mar-ket risk of the Fund's investments. The purchase of a futures contract or for-ward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counter-parties. There is also a risk that the market move-ment of such instruments may not be in the direction forecasted. Note 3-- In-vestment Activity contains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquir-ing the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by

-------------------------------------------------------------------------------
marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or se-curities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is re-corded as a long-term purchase. For forward purchase commitments for which se-curity settlement is not intended by the Fund and all forward sale commitments, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new for-ward commitment, the effect of which is to extend the settlement date. In ad-dition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash set-tlement of forward commitments.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distri-butions of capital gains will be made until tax-basis capital loss carryforwards expire or are offset by net realized capital gains.

-------------------------------------------------------------------------------
  The net realized capital loss carryforward of approximately $13.7 million (includes $1.3 million from the business combination--see Note 7) for federal income tax purposes at the end of the period may be utilized to offset future capital gains until expiration in 1996 through 2003. Approximately 35% of the capital loss carryforward may expire in 1996.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-The Fund declares dividends on each business day. Dividends and distributions are recorded on the record dates. The Fund distributes tax basis earnings in accordance with the minimum distribution re-quirements of the Internal Revenue Code, which may differ from generally ac-cepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. EQUALIZATION-At December 31, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of re-demptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, which was $311,791, was reclassified to capital sur-plus. Such reclassification had no effect on net assets, results of opera-tions, or net asset value per share of the Fund.

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $1 billion, .475% of the next $1 billion, .45% of the next $1 billion, .40% of the next $1 billion and .35% of the amount in excess of $4 billion. From time to time, the Adviser may elect to waive a portion of its management fee. The waiver is voluntary and may be discontinued at any time without prior notice.

-------------------------------------------------------------------------------
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $7,278 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services aggregated $128,882.
  The Fund was advised that Van Kampen American Capital Distributors, Inc.
(the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $19,320 and $1,818, respectively, as their portion of the commission charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and C shares pay an additional fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distribu-tor for Class B and C shares may exceed the amounts reimbursed to the Distrib-utor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $1.4 million and $113,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, further Fund reimbursements of distribution fees.
  Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.
  During 1993, certain securities held by the Fund were mispriced. The Adviser reimbursed the Fund approximately $6.9 million to eliminate any loss to share-holders incurred during the year of mispricing of such securities. The reim-bursement was recorded as a reduction of the realized loss recognized on the sale of the related securities. Without the reimbursement, the Adviser esti-mates that the total return for the year ended December 31, 1993 would have been lower by approximately 6.25 percentage points.

-------------------------------------------------------------------------------

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding the cost of purchases due to the business combination ($17,913,141 in long-term investments), short-term investments, and forward commitments, were $127,640,498 and $141,140,778, respectively.
  The identified cost of investments owned at the end of the period was the same for federal income tax and financial reporting purposes. Net unrealized appreciation of investments aggregated $1,004,570, gross unrealized apprecia-tion of investments aggregated $1,147,055 and gross unrealized depreciation of investments aggregated $142,485.
  At the end of the period, the Fund held the following forward purchase com-mitments settling January 1996 and long futures contracts expiring in March 1996:

FORWARD PURCHASE COMMITMENTS

 Par
 Amount                                                                    Unrealized
 (000)     Security                                         Market Value Appreciation
-------------------------------------------------------------------------------------
 $16,000   United States Treasury Notes, 5.750%, 09/30/97   $16,147,520      $ 63,770
  10,000   United States Treasury Notes, 5.875%, 08/15/98    10,159,400        85,963
                                                            -----------      --------
                                                            $26,306,920      $149,733
                                                            -----------      --------

FUTURES CONTRACTS

                                                                           Unrealized
 Contracts Security                                         Market Value Appreciation
-------------------------------------------------------------------------------------
      71   U.S. Treasury Notes (five years)                 $ 7,838,844      $ 91,185
      50   U.S. Treasury Notes (ten years)                    5,729,688        68,121
                                                            -----------      --------
                                                            $13,568,532      $159,306
                                                            -----------      --------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $682 plus a fee of $19 per day for Board and Committee meetings attended. During the period, such fees aggregated $9,176.
  The Trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earning component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

--------------------------------------------------------------------------------

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and C shares). All classes of shares have the same rights, ex-cept that Class B and C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, invest-ment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets or paid shares of each class. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                      Year Ended December 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
Shares sold
 Class A.............................................   1,149,166    1,589,204
 Class B.............................................     224,944      340,243
 Class C.............................................     183,672      469,667
                                                      -----------  -----------
                                                        1,557,782    2,399,114
                                                      -----------  -----------
Shares issued in business combination (see Note 7)
 Class A.............................................     432,048           --
 Class B.............................................   1,427,512           --
 Class C.............................................     180,706           --
                                                      -----------  -----------
                                                        2,040,266           --
                                                      -----------  -----------
Shares issued for distributions reinvested
 Class A.............................................     131,352      130,048
 Class B.............................................      48,136       45,121
 Class C.............................................      11,880       10,116
                                                      -----------  -----------
                                                          191,368      185,285
                                                      -----------  -----------
Shares redeemed
 Class A.............................................  (1,517,996)  (3,431,958)
 Class B.............................................    (804,926)  (1,010,900)
 Class C.............................................    (368,143)    (556,549)
                                                      -----------  -----------
                                                       (2,691,065)  (4,999,407)
                                                      -----------  -----------
Increase (decrease) in shares outstanding............   1,098,351   (2,415,008)
                                                      -----------  -----------

--------------------------------------------------------------------------------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of additional trustees. On August 7, 1995, the reorganization became effective.

NOTE 7--BUSINESS COMBINATION
On September 22, 1995, the Fund acquired the net assets of Van Kampen American Capital Adjustable Rate U.S. Government Fund ("VKACAR") pursuant to a plan of reorganization approved by VKACAR's shareholders on September 21, 1995. The ac-quisition resulted in a tax-free exchange of 2,040,266 shares of the Fund for the 2,675,901 shares of VKACAR outstanding on September 22, 1995. VKACAR's net assets at that date were $25,012,852 which included $231,635 of net unrealized depreciation of investments; the Fund's net assets were $58,972,538. After the acquisition, the combined net assets of the Fund were $83,985,390.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Limited Maturity Government Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 LouisianaHouston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Limited Maturity Government Fund performance data up-date for the most recent quarter.